UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2008

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-0325364
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9293 Glades Road, Boca Raton, FL  33434

(Address of Principal Executive Office) (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (the “Form 8-K”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “forecast,” “expect,” “intend,” “plan” and similar expressions. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that: (i) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (ii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iii) the Company’s growth strategy may not be successful; (iv) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company’s financial condition; (vi) competition from other financial institutions could adversely affect the Company’s profitability and growth; and (vii) Sun American Bank may not be able to retain the services of its key executives after the expiration of its executives’ employment agreements, or at all. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Unless otherwise indicated, we refer to the Company as we, us, or our, and we refer to the Company’s subsidiary, Sun American Bank, as the bank in this Form 8-K.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements with Executive Officers of the Bank

(e)

On May 21, 2008, the bank entered into employment agreements with certain executive officers of the bank, including Robert L. Nichols, Robert K. Garrett, Alfredo M. Barreiro, and William T. Ross, each holding the respective positions provided in the table below (collectively referred to as the “Named Executive Officers”).  Each Named Executive Officer will be employed for an initial term of one year commencing on January 1, 2008 and ending December 31, 2008.  Each agreement will be extended automatically each year on the anniversary date of the initial term for an additional one-year term unless either party provides written notice at least 30 days prior to the end of the term.

During the initial term of the respective agreement, each Named Executive Officer will receive the following compensation and benefits, in addition to other compensation described elsewhere in this Form 8-K:

Name and Position: Robert L. Nichols, Chief Financial Officer, Secretary and President, Executive Committee

2008 Base Salary: $210,000

Car Allowance Per Month: $750

Name and Position: Robert K. Garrett, Executive Vice President and Chief Lending Officer

2008 Base Salary: $165,000

Car Allowance Per Month: $550

Name and Position: Alfredo M. Barreiro, Executive Vice President and Chief Operating Officer

2008 Base Salary: $135,000

Car Allowance Per Month: $650

Name and Position: William T. Ross, Executive Vice President of Sales and Service

2008 Base Salary: $135,000

Car Allowance Per Month: $500

The agreements each provide, in the sole discretion of our Chief Executive Officer, the Named Executive Officer may receive additional compensation in the form of cash bonuses and/or stock options.

Additionally, if, during the term of the agreement, the bank and/or we: (i) consummate a merger, consolidation, sale of all or substantially all of the bank’s and/or the Company’s assets, or enters into a business combination whereby, following such transaction, the bank or the Company is not the surviving corporation; or (ii) enters into a transaction or series of transactions with a person, group or entity resulting in the acquisition of fifty percent (50%) or more of the then outstanding shares of common stock (or any other securities with voting rights attached thereto) of the bank or the Company, then simultaneously with the consummation of such event, (a “Triggering Event”), the bank will pay to each Named Executive Officer a bonus in cash in an amount equal to two (2) times his respective average annual salary (including cash bonuses received, if any) for the 24 month period preceding the Triggering Event.

As part of the annual compensation package set forth in the agreement, the Compensation Committee of the Company previously approved during January 2008 the grant of options to purchase shares of our common stock to each Named Executive Officer, as more fully described below.

Each Named Executive Officer is also entitled to participation in the insurance, health and medical benefits that are generally made available to our senior executives, 4 weeks of paid vacation, reimbursement of necessary and reasonable expenses incurred or paid by him in connection with the performance of his duties, and such other benefits as may be provided to our other senior executives, including participation in our 401(k) plan and stock option plans.

The bank also agreed to indemnify each Named Executive Officer against all claims, actions, suits, proceedings, liabilities, damages, fines, costs and expenses that he may incur in connection with the performance of his duties.

Pursuant to the terms of his agreement, each Named Executive Officer agreed he is not permitted to, anywhere within the State of Florida, directly or indirectly: (i) acquire, or own in any manner, any interest in any entity that engages in our or the bank’s business (collectively, the “Business”) or that engages in any business, activity or enterprise that competes with any aspect of the Business; or (ii) be interested in, or otherwise participate in the management or operation of, any entity that engages in any business, activity or enterprise that competes with any aspect of the Business. Each Named Executive Officer may serve as an officer or director of any entity or business enterprise, or otherwise participate in educational, welfare, social, religious and civic organizations, provided that: (i) he obtains prior written approval from the bank; (ii) does not serve as a director or officer of any entity or business enterprise that engages in a business that competes directly with the Business; and (iii) otherwise devotes his full time and efforts to his position with the bank.  Each Named Executive Officer is permitted to make investments in the securities of any entity or business enterprise, provided that he cannot make any investments in the securities of any entity or business enterprise that engages in a business that competes directly with the Business.

In the event of the death of a Named Executive Officer, his respective agreement automatically terminates and in the event of his incapacity, the agreement may be terminated by the bank upon written notice.  In either event, the bank will pay to the respective Named Executive Officer, his estate, or his legal representative, as applicable: (i) the base salary through the date of termination, plus the base salary for the remaining term of the agreement and an additional one year term; and (ii) any business expenses that were properly reimbursable to him through the date of termination.

The bank may terminate a Named Executive Officer’s employment at any time for “cause,” as defined below, upon written notice.  In the event a Named Executive Officer’s employment is terminated by the bank for cause or he voluntarily terminates his employment prior to the end of the employment term upon 90 days’ prior written notice, the bank will pay to him: (i) the base salary through the date of termination; and (ii) any business expenses that were properly reimbursable to him through the date of termination.  “Cause” is defined in the agreement to include: (i) the material breach by the Named Executive Officer of any of the material terms or provisions of the agreement; (ii) the willful misconduct of the Named Executive Officer in connection with the performance of his material duties or his willful refusal to perform all or any portion of his material duties and responsibilities; or (iii) fraud, criminal conduct, material dishonestly or breach of trust or embezzlement by the Named Executive Officer.

The bank may terminate a Named Executive Officer’s employment without cause at any time upon 30 days’ prior written notice.  In such event, the agreement requires the bank to pay to the Named Executive Officer, in accordance with its regular payroll policy: (i) the base salary through the date of termination, plus the base salary for the remaining term of the agreement and an additional one year term (the “Severance Period”); (ii) any business expenses that were properly reimbursable to him through the date of termination; and (iii) during the Severance Period, the health and medical insurance and other benefits that were provided to him prior to termination.  In addition, any stock options granted by us to the Named Executive Officer that have not vested or are not exercisable on the date of termination will automatically vest and become immediately exercisable.

The foregoing brief summary of the agreements is not intended to be complete and is qualified in its entirety by reference to the copy of the form of employee agreement attached as Exhibit 10.1 to this Form 8-K.

Grant of Stock Options to Executive Officers

On January 3, 2008 our Compensation Committee approved the issuance of options to purchase shares of our common stock under our Amended and Restated 2005 Stock Option and Stock Incentive Plan to the Named Executive Officers in the following amounts:  Robert L. Nichols – 30,000 options; Robert K. Garrett – 18,000 options; Alfredo M. Barreiro – 12,000 options; and William T. Ross – 12,000 options.

The options terminate on January 2, 2018, have an exercise price of $3.60 per share, and vest in five equal annual installments beginning on January 1, 2009.  The options are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No	Description
10.1	Form of Employment Agreement, dated May 21, 2008, by and among Sun American Bank and certain Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 27, 2008

SUN AMERICAN BANCORP

By:	/s/ Michael E. Golden
Name: Title:	Michael E. Golden Chief Executive Officer and President

EXHIBITS

Exhibit No	Description
10.1	Form of Employment Agreement, dated May 21, 2008, by and among Sun American Bank and certain Named Executive Officers.